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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2002





                           BIOTRANSPLANT INCORPORATED
                           --------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                  000-28324                 04-3119555
-----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


Building 75, Third Avenue
 Charlestown Navy Yard
   Charlestown, MA                                                 02129
-----------------------------                               -------------------
  (Address of principal                                         (Zip Code)
   executive offices)

       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
               -------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

       On May 8, 2002, BioTransplant Incorporated issued a press release announcing a cost reduction program to advance the Company's programs while streamlining operations and reducing overall costs. The cost reduction program includes a reduction in workforce and spending cuts impacting all segments of the Company. See the press release attached hereto as Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits.

       See Exhibit Index attached hereto.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2002                      BIOTRANSPLANT INCORPORATED

                                       By: /s/ Richard V. Capasso
                                          -------------------------------------
                                          Richard V. Capasso
                                          Vice President, Finance and Treasurer



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                                  EXHIBIT INDEX


EXHIBIT NO.           EXHIBIT
-----------           -------
Exhibit 99.1          Press Release dated May 8, 2002